UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

NGM Biopharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 243-5555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 9, 2022, Mark Leschly notified the Board of Directors (the “Board”) of NGM Biopharmaceuticals, Inc. (the “Company”) of his resignation from the Board and all committees thereof, effective immediately following the Company’s 2022 annual meeting of stockholders. Mr. Leschly’s decision to leave the Board was not a result of any disagreement between the Company and Mr. Leschly on any matter relating to the Company’s operations, policies or practices.

Item 5.04	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

On March 10, 2022, the Company received notice from Fidelity Investments Institutional Services Company advising of an upcoming blackout period (the “Blackout Period”) with respect to the NGM Biopharmaceuticals Matching Plan and the NGM Biopharmaceuticals 401(k) Plan (respectively, the “Matching Plan” and the “401(k) Plan,” and collectively, the “Plans”), each of which include funds that are invested in the Company’s common stock, due to the merger of the Matching Plan into the 401(k) Plan (the “Plan Merger”). In connection with the Plan Merger, new match accounts have been created under the 401(k) Plan to receive shares of Company common stock in participant accounts under the Matching Plan. During the Blackout Period, participants will temporarily be unable to access their match accounts under the Plans to direct or diversify investments, or obtain a distribution or loan (as applicable). The Blackout Period is expected to begin on April 11, 2022 and is expected to end on May 13, 2022.

On March 10, 2022, the Company provided a notice (the “Blackout Notice”), pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended, to the members of the Board and executive officers informing them that, during the Blackout Period, they will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring Company common stock acquired in connection with their service as a director or employment as an executive officer of the Company except as otherwise permitted by Regulation BTR.

During the Blackout Period, the Company’s stockholders and other interested parties may obtain, without charge, information regarding the Blackout Period, by contacting Valerie Pierce, Senior Vice President, General Counsel and Chief Compliance Officer, by telephone at (650) 392-1768 or by mail at NGM Biopharmaceuticals, Inc., 333 Oyster Point Boulevard, South San Francisco, CA 94080.

A copy of the Blackout Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Blackout Period, dated March 10, 2022, to the Directors and Executive Officers of NGM Biopharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.

Dated: March 10, 2022	By:	/s/ Valerie Pierce
Valerie Pierce
Secretary, Senior Vice President, General Counsel and Chief Compliance Officer

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